FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT ("Amendment") is made and entered into as of December 21, 2017, by and among Bank of America, N.A. (the "Bank") and Advanced Energy Industries, Inc., a Delaware corporation (the "Borrower").
RECITALS

A.The Bank and the Borrower are party to that certain Loan Agreement dated as of July 28, 2017 (as amended from time to time, the "Loan Agreement").

B.The Borrower has requested that certain provisions of the Loan Agreement be amended.

C.The Bank is willing to grant the Borrower’s request pursuant to the terms of this Amendment.
NOW, THEREFORE, based on the mutual covenants and other consideration contained herein, the parties agree as follows:

1.Definitions. All terms used herein without definition, unless the context clearly requires otherwise, shall have the meanings provided therefor in the Loan Agreement.

2.Amendments to Loan Agreement. Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
(a)    During the availability period described below, the Bank will provide a line of credit to the Borrower (the “Line of Credit”). The amount of the Line of Credit (the "Commitment") is One Hundred Fifty Million Dollars ($150,000,000).

3.Effectiveness; Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions:
(a)    receipt by the Bank of a copy of this Amendment duly executed by each Obligor;
(b)    receipt by the Bank of evidence that the execution, delivery and performance by     each Obligor of this Amendment have been duly authorized;
(c)    receipt by the Bank of evidence of good standing for each Obligor from its state of formation;
(d)    receipt by the Bank of a written opinion from the Obligors’ legal counsel, covering such matters as the Bank may require; and
(e)    payment by the Borrower of all fees, expenses and other amounts due and owing to the Bank (including reasonable attorneys’ fees).

4.Obligors’ Reaffirmation or Affirmation. Each Obligor herein reaffirms with the Bank its agreements and obligations under the Loan Agreement and the related loan documents and acknowledges that except for the modifications made herein, in all other respects, the Loan Agreement and the other loan documents remain in full force and effect, and that a default hereunder shall constitute a default thereunder.

5.Representations of the Obligors. Each Obligor represents and warrants to the Bank that immediately after giving effect to this Amendment (a) the representations and warranties set forth in Section 6 of the Loan Agreement are true and correct as of the date hereof, (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a default or an event of default under the Loan Agreement, (c) this Amendment is within such Each Obligor’s powers, has been duly authorized by such Obligor, and does not conflict with any of such Obligor’s organizational documents (i.e. articles of incorporation or organization, bylaws and operating agreements) and (d) the organizational documents of the Obligors have not been amended or modified since the date of the Loan Agreement (except for such amendments or modifications as have been delivered to the Bank) and remain in full force and effect.

6.Counterparts/Facsimile. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by facsimile or other secure electronic format (.pdf) shall be effective as an original.

7.Governing Law. Except to the extent that any law of the United States may apply, this Amendment shall be governed and interpreted according to the laws of New York, without regard to any choice of law, rules or principles to the contrary. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of the Bank under federal law.

8.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Loan Agreement.

9.Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.
Borrower:

ADVANCED ENERGY INDUSTRIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Bank:

Bank of America, N.A.

By:
Name:
Title:

Acknowledged and Agreed:
ULTRAVIOLET GROUP, INC.
AE SOLAR ENERGY, LLC

By: _________________________
Name: Tom McGimpsey
Title: President and Treasurer

ULTRAVOLT, INC.

By: _________________________
Name: Tom McGimpsey
Title: President, Vice President and Treasurer

AEI US SUBSIDIARY, LLC
AEI GLOBAL HOLDINGS, LLC

By: _________________________
Name: Tom McGimpsey
Title: Manager

SEKIDENKO, INC.

By: _________________________
Name: Tom McGimpsey
Title: Executive Vice President, General Counsel
and Corporate Secretary